SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

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                             VISX, INCORPORATED
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              (Name of Registrant as Specified In Its Charter)


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[VISX Logo]


NEWS RELEASE                             Company Contact:
For Immediate Distribution               Lola Wood:  (877) 463-6847
                                         E-Mail:  ir@visx.com
                                         Web:  http://www.visx.com

                                         Joele Frank / Barrett Godsey
                                         Joele Frank, Wilkinson Brimmer Katcher
                                         (212) 355-4449


               VISX PLEASED THAT ICAHN ENDS PROXY CONTEST AND

               WITHDRAWS PROPOSED SLATE OF DIRECTOR NOMINEES

SANTA CLARA, CALIFORNIA (May 1, 2001) - VISX, INCORPORATED (NYSE Symbol:
EYE) today issued the following statement in response to Carl Icahn's announcement that he has ended his proxy contest and withdrawn his proposed slate of nominees to the VISX Board of Directors:

Elizabeth Davila, Chief Executive Officer of VISX said, "We are pleased that Mr. Icahn has recognized our commitment to enhancing stockholder value and has ended his proxy contest and withdrawn his proposed slate of director nominees. As we have stated, we are prepared to permit Mr. Icahn to commence due diligence in order to formulate a definitive all-cash proposal at $32 per share or higher following his signing of a customary confidentiality agreement."

Ms. Davila added, "VISX remains focused aggressively on stimulating growth in laser vision correction procedures and increasing VISX revenues and earnings."

VISX is the worldwide leader in the development of refractive laser technology. VISX systems are commercially available in the United States and markets worldwide.

The foregoing statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and actual results could differ materially. Additional discussion of factors affecting the Company's business is contained in the Company's most recent filings with the Securities and Exchange Commission, including VISX's Annual Report and Form 10-K for the year ended December 31, 2000.


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